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                                                                    EXHIBIT 10.3

SILICON VALLEY BANK

                           AMENDMENT TO LOAN DOCUMENTS

BORROWER(S):  MOBILITY ELECTRONICS, INC.
              PORTSMITH, INC.
              MAGMA, INC.

ADDRESS:      17800 N. PERIMETER DRIVE
              SCOTTSDALE, ARIZONA 85255-5449

DATE:         AUGUST 25, 2003

         THIS AMENDMENT TO LOAN DOCUMENTS (THIS "AMENDMENT") is entered into between SILICON VALLEY BANK ("Bank"), whose address is 3003 Tasman Drive, Santa Clara, California 95054, and the borrower(s) named above (individually and collectively, and jointly and severally, the "Borrower"), whose address is set forth above.

         Bank and Borrower agree to amend the Loan and Security Agreement between them, dated as of September 27, 2002 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), as set forth herein, effective as of the date hereof. Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement (as amended by this Amendment). Bank and Borrower acknowledge that the Asset Based Terms are currently in effect.

         1. LIMITED WAIVER. Bank and Borrower hereby agree that any failure of Parent (on a consolidated basis) to maintain the minimum Tangible Net Worth required under Section 5.2 of the Schedule to Loan Agreement solely for the month ended May 31, 2003 (the "Designated Default") hereby is waived. It is understood, however, that the foregoing waiver of the Designated Default does not constitute a waiver of the aforementioned covenant with respect to any other date or time period, or of any other provision or term of the Loan Agreement or any related document, nor an agreement to waive in the future such covenant with respect to any other date or time period or any other provision or term of the Loan Agreement or any related document.

         2.       AMENDMENTS TO LOAN AGREEMENT.

                  (a) The portion of Section 2 of the Schedule to Loan Agreement that currently reads as follows:

                     "(ii) while the Asset Based Terms are in effect, the
                      interest rate shall be a rate equal to the Prime Rate plus 1.25% per annum, except that (A) in the event the Borrower has a fiscal quarter ending after the date hereof in which its

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         SILICON VALLEY BANK                       AMENDMENT TO LOAN DOCUMENTS

                      EBITDA is equal to or greater than zero, then the interest rate while the Asset Based Terms are in effect shall be equal to the Prime Rate plus 0.75% per annum, and (B) if, in a subsequent fiscal quarter EBITDA is less than zero, then the interest rate shall return to the Prime Rate plus 1.25% per annum"

, hereby is amended and restated in its entirety to read as follows:

                     "(ii) while the Asset Based Terms are in effect, the
                      interest rate per annum shall be a rate equal to the Prime Rate plus 2.00% per annum."

                  (b) The portion of Section 3 of the Schedule to Loan Agreement that currently reads as follows:

                     "Unused Line Fee: In the event, in any fiscal quarter (or
                                       portion thereof at the beginning and
                                       end of the term hereof), the average
                                       daily principal balance of the Advances
                                       outstanding during the month is less
                                       than $10,000,000, Borrower shall pay
                                       Bank an unused line fee (the "Unused
                                       Line Fee") in an amount equal to 0.25%
                                       per annum on the difference between
                                       $10,000,000 and the average daily
                                       principal balance of the Advances
                                       outstanding during the month, computed
                                       on the basis of a 360-day year, which
                                       Unused Line Fee shall be computed and
                                       paid quarterly, in arrears, on the
                                       first day of the following quarter. If
                                       throughout a fiscal quarter the Asset
                                       Based Terms are in effect, then the
                                       Unused Line Fee will not be charged for
                                       such fiscal quarter."

, hereby is amended and restated in its entirety to read as follows:

                     "Unused Line Fee: Borrower shall pay Bank an unused line
                                       fee (the "Unused Line Fee" as follows:

                                                (a) While the Asset Based
                                       Terms are not in effect: In the event,
                                       in any fiscal quarter (or portion
                                       thereof during which the Asset Based
                                       Terms are not in effect), the average
                                       daily principal balance of the Advances
                                       outstanding during such quarter (or
                                       such portion thereof) is less than
                                       $10,000,000, then the Unused Line Fee
                                       shall be in an amount equal to 0.25%
                                       per annum on the difference between
                                       $10,000,000 and the average daily
                                       principal balance of the Advances
                                       outstanding during such quarter (or
                                       portion thereof), computed on the basis
                                       of a 360-day year, and the Unused Line
                                       Fee shall be computed and paid
                                       quarterly, in arrears, on the first day
                                       of the following quarter.

                                                (b) Solely prior to August
                                       2003, if throughout a fiscal quarter
                                       the Asset Based Terms are in effect,
                                       then the

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         SILICON VALLEY BANK                       AMENDMENT TO LOAN DOCUMENTS

                                         Unused Line Fee will not be charged for
                                         such fiscal quarter under paragraph (a)
                                         above.

                                                  (c) From and after August
                                         2003, while the Asset Based Terms are
                                         in effect: In the event, in any month
                                         (or portion thereof during which the
                                         Asset Based Terms are in effect), the
                                         average daily principal balance of the
                                         Advances outstanding during such month
                                         (or portion thereof) is less than
                                         $10,000,000, then the Unused Line Fee
                                         shall be in an amount equal to 0.375%
                                         per annum on the difference of
                                         $10,000,000 minus the average daily
                                         principal balance of the Advances
                                         outstanding during such month (or
                                         portion thereof), computed on the basis
                                         of a 360-day year, and the Unused Line
                                         Fee shall be computed and paid monthly,
                                         in arrears, on the first day of the
                                         following month."

                  (c) Section 5.2 of the Schedule to Loan Agreement, which currently reads as follows:

     "
     5.2      ASSET BASED TERMS
              IN EFFECT.                 During all periods in which the Asset
                                         Based Terms are in effect, Parent (on a
                                         consolidated basis) shall comply with
                                         the following covenant as of the end of
                                         each month:

              Minimum Tangible
              Net Worth:                 Parent (on a consolidated basis) shall
                                         maintain a Tangible Net Worth of not
                                         less than the below-defined Applicable
                                         TNW Base Amount, as of the end of each
                                         month. As used herein, the term
                                         "Applicable TNW Base Amount" means:

                                            (a) with respect to the month ending
                                            March 31, 2003, $8,900,000;

                                            (b) with respect to the month ending
                                            April 30, 2003, $8,200,000;

                                            (c) with respect to the month ending
                                            May 31, 2003, $8,200,000;

                                            (d) with respect to the month ending
                                            June 30, 2003, $8,200,000;

                                            (e) with respect to the month ending
                                            July 31, 2003, $8,600,000;

                                            (f) with respect to the month ending
                                            August 31, 2003, $8,600,000;

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         SILICON VALLEY BANK                       AMENDMENT TO LOAN DOCUMENTS

                                            (g) with respect to the month ending
                                            September 30, 2003, $8,600,000;

                                            (h) with respect to the month ending
                                            October 31, 2003, $9,300,000;

                                            (i) with respect to the month ending
                                            November 30, 2003, $9,300,000;

                                            (j) with respect to the month ending
                                            December 31, 2003, $9,300,000; and

                                            (k) with respect to each month
                                            thereafter, such amounts for
                                            succeeding months as are established
                                            by Bank in its good faith business
                                            judgment based on the Additional
                                            Projections (defined below).

                                         Borrower hereby agrees to deliver to
                                         Bank, no later than December 31, 2003
                                         (which is the end of Borrower's Fiscal
                                         Year 2003), a set of annual financial
                                         projections with respect to the
                                         projected financial condition of
                                         Borrower for each month in the
                                         following fiscal year and in such form
                                         and containing such items as the Bank
                                         shall determine are appropriate or
                                         needed by Bank in order for Bank to
                                         establish financial covenant levels for
                                         such following fiscal year), and with
                                         the further understanding that such
                                         projections, individually and in their
                                         totality, must also otherwise be
                                         acceptable to Bank in its discretion
                                         (the "Additional Projections").
                                         Borrower hereby acknowledges and agrees
                                         that: (x) the information in the
                                         Additional Projections as required
                                         above is to be used by the Bank in
                                         order to establish certain financial
                                         covenant levels for later periods
                                         during the term of this Agreement; (y)
                                         such a process introduces uncertainty
                                         as to the amounts required for
                                         Borrower's financial covenant
                                         compliance in the future; and (z)
                                         regardless of any such uncertainty,
                                         however, Borrower knowingly and without
                                         reservation agrees to the foregoing
                                         procedure and fully understands that
                                         Events of Default may arise from
                                         Borrower's non-compliance with such
                                         later-established amounts.

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         SILICON VALLEY BANK                       AMENDMENT TO LOAN DOCUMENTS

              Maximum Monthly
              Net Loss (After Tax):      Parent (on a consolidated basis) shall
                                         not have a net loss (after tax) of more
                                         than $1,250,000 in any month
                                         (commencing with the month ending March
                                         31, 2003).

     "

, hereby is amended and restated in its entirety to read as follows:

     "
     5.2      ASSET BASED TERMS
              IN EFFECT.                 During all periods in which the Asset
                                         Based Terms are in effect, Parent (on a
                                         consolidated basis) shall comply with
                                         the following covenant as of the end of
                                         each month (or such other fiscal period
                                         (if any) expressly specified below):

              Minimum Tangible
              Net Worth:                 Parent (on a consolidated basis) shall
                                         maintain, as of the end of each
                                         quarter, a Tangible Net Worth of not
                                         less than the sum of (a) the
                                         below-defined Applicable TNW Base
                                         Amount, plus (b) 50% of all
                                         consideration received on or after
                                         August 1, 2003 for equity securities
                                         and subordinated debt of the Borrower.
                                         Increases in the Minimum Tangible Net
                                         Worth Covenant based on consideration
                                         received for equity securities and
                                         subordinated debt of the Borrower shall
                                         be effective as of the end of the
                                         quarter in which such consideration is
                                         received, and shall continue effective
                                         thereafter. In no event shall the
                                         Minimum Tangible Net Worth Covenant be
                                         decreased (except if and to the extent
                                         arising solely from a corresponding
                                         decrease (if any) in the Applicable TNW
                                         Base Amount from quarter to quarter).
                                         As used herein, the term "Applicable
                                         TNW Base Amount" means:

                                            (a) with respect to the quarter
                                            ending June 30, 2003, $8,200,000;

                                            (b) with respect to the quarter
                                            ending September 30, 2003,
                                            $8,000,000;

                                            (c) with respect to the quarter
                                            ending December 31, 2003,
                                            $8,700,000; and

                                            (d) with respect to each quarter
                                            thereafter, such amounts for
                                            succeeding quarters as are
                                            established by Bank in its good
                                            faith business judgment based on the
                                            Additional Projections (defined
                                            below).

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         SILICON VALLEY BANK                       AMENDMENT TO LOAN DOCUMENTS

                                         Borrower hereby agrees to deliver to
                                         Bank, no later than December 31, 2003
                                         (which is the end of Borrower's Fiscal
                                         Year 2003), a set of annual financial
                                         projections with respect to the
                                         projected financial condition of
                                         Borrower for each month in the
                                         following fiscal year and in such form
                                         and containing such items as the Bank
                                         shall determine are appropriate or
                                         needed by Bank in order for Bank to
                                         establish financial covenant levels for
                                         such following fiscal year), and with
                                         the further understanding that such
                                         projections, individually and in their
                                         totality, must also otherwise be
                                         acceptable to Bank in its discretion
                                         (the "Additional Projections").
                                         Borrower hereby acknowledges and agrees
                                         that: (x) the information in the
                                         Additional Projections as required
                                         above is to be used by the Bank in
                                         order to establish certain financial
                                         covenant levels for later periods
                                         during the term of this Agreement; (y)
                                         such a process introduces uncertainty
                                         as to the amounts required for
                                         Borrower's financial covenant
                                         compliance in the future; and (z)
                                         regardless of any such uncertainty,
                                         however, Borrower knowingly and without
                                         reservation agrees to the foregoing
                                         procedure and fully understands that
                                         Events of Default may arise from
                                         Borrower's non-compliance with such
                                         later-established amounts.

              Maximum Monthly
              Net Loss (After Tax):      Parent (on a consolidated basis) shall
                                         not have a net loss (after tax) of more
                                         than $1,250,000 in any month
                                         (commencing with the month ending March
                                         31, 2003).

     "

         3.       RESERVES; WARRANT.

                  (a) Without limiting the generality of Item (4) set forth in Exhibit E to the Loan Agreement, Borrower hereby acknowledges and reaffirms that the Asset Based Terms are currently in effect and that, while the Asset Based Terms are in effect, Bank has the right in good faith to establish and maintain, from time to time, reserves as set forth in such Item (4) against the amount of Advances, Letters of Credit, and other financial accommodations otherwise available under the Loan Agreement.

                  (b) Without limiting the generality of clause (a) above and without limiting the Bank's rights and discretion relative to any other reserves, Borrower and Bank hereby acknowledge and agree that: (i) as circumstances currently exist, it is the Bank's good faith belief that a reserve in the amount of $1,500,000 against the amount of Advances, Letters of Credit, and other financial accommodations otherwise available under the Loan Agreement is appropriate due to, and accordingly established and maintained for, negative trends of Borrower's financial performance against plan and of Collateral performance (the "Negative Trends Reserve"); (ii) subject to the terms and conditions

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         SILICON VALLEY BANK                       AMENDMENT TO LOAN DOCUMENTS

         hereof, Borrower has requested that Bank, and Bank hereby agrees to, temporarily reduce the amount of the Negative Trends Reserve (based on circumstances as they currently exist) from $1,500,000 to $1,000,000 solely for the consecutive-90-day period commencing on August 7, 2003 and ending on November 5, 2003 (the "Temporary Negative Trends Reserve Reduction"); and (iii) in consideration for Bank entering into this Amendment (including with respect to the Temporary Negative Trends Reserve Reduction), on the date of execution and delivery of this Amendment (the "Target Date") Borrower shall provide Bank with ten-year warrants to purchase 5,000 shares of common stock of the Parent, at a price per share equal to the Target Date Designated Price (as defined herein), on terms acceptable to Bank, all as set forth in the Warrant to Purchase Stock (the "August 2003 Warrant") and related documentation (if any) being executed concurrently herewith. The August 2003 Warrant shall be deemed fully earned on the Target Date, shall be in addition to all interest and other fees, and shall be non-refundable. As used herein, the term "Target Date Designated Price" means the average closing price of one share of the Parent's common stock reported for the 5 trading days immediately before the Target Date.

         4. FEES. In consideration for Bank entering into this Amendment, Borrower shall issue the August 2003 Warrant and pay Bank a fee of $20,000 concurrently with the execution and delivery of this Amendment, which fee shall be non-refundable and in addition to all interest and other fees payable to Bank under the Loan Documents. Bank is authorized to charge said fees to Borrower's loan account.

         5. REPRESENTATIONS TRUE. Borrower represents and warrants to Bank that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         6. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Bank and Borrower, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as expressly amended herein (or as amended and restated in the Loan Documents as expressly contemplated herein), all of the terms and provisions of the Loan Agreement and all other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

[remainder of page intentionally left blank; signature page follows]

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         SILICON VALLEY BANK                       AMENDMENT TO LOAN DOCUMENTS

         7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same document. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. The foregoing shall apply to each other Loan Document mutatis mutandis.

Borrower:                                Bank:

   MOBILITY ELECTRONICS, INC.            SILICON VALLEY BANK

   By_______________________________     By__________________________________
         President or Vice President     Title_______________________________

Borrower:                                Borrower:

   PORTSMITH, INC.                          MAGMA, INC.

   By_______________________________        By_______________________________
         President or Vice President              President or Vice President

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         SILICON VALLEY BANK                       AMENDMENT TO LOAN DOCUMENTS

                                     CONSENT

         The undersigned acknowledges that the undersigned's consent to the foregoing Amendment is not required, but the undersigned nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the guaranty, security agreement, or any other Loan Document of the undersigned, all of which are hereby ratified and affirmed.

Borrower:                                Borrower:

   Cutting Edge Software, Inc.            iGo Direct Corporation, a Delaware
                                          corporation formerly known as IGOC
                                          Acquisition, Inc. and
                                          successor-by-merger to iGo Corporation

   By_______________________________
       President or Vice President

                                           By_______________________________
                                                President or Vice President

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